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                                                                    EXHIBIT 10.6

                                    GUARANTY

        THIS GUARANTY, dated as of March 12, 2002, is made and given by _____________________, a ___________ corporation ("Guarantor"), in favor of AGHI
FINANCE CO, LLC ("Lender").

                                    RECITALS

        WHEREAS, Holiday RV Superstores, Inc. ("Borrower") owns all of the outstanding capital stock of Guarantor;

        WHEREAS, Borrower has requested Lender to enter into a Loan and Security Agreement between Borrower and Lender of even date herewith (the "Loan Agreement") pursuant to which Lender would lend Borrower $1,600,000 in accordance with the terms of the Loan Agreement and that certain promissory note from Borrower to Lender in the original principal amount of $1,600,000 (the "Note");

        WHEREAS, as a condition of Lender's willingness to enter into the Loan Agreement and make the loans to be evidenced by the Note, Lender has required that this Guaranty be executed and delivered by Guarantor; and

        WHEREAS, Guarantor expects to derive benefits from the Note, and finds it advantageous, desirable and in Guarantor's best interests to execute and deliver this Guaranty to Lender,

        NOW, THEREFORE, in consideration of the loans to be made to Borrower, as aforesaid, and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, Guarantor hereby covenants and agrees with Lender as follows:

        Section 1. The Guaranty. Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Lender, its successors and assigns, the payment when due (whether at a stated maturity or earlier by reason of acceleration or otherwise) and performance of all of the indebtedness, liabilities and obligations of Borrower to Lender, its successors and assigns, due or to become due, direct or indirect, absolute or contingent, joint or several, now existing or hereafter at any time created, arising from or incurred under or in connection with the Loan Agreement and the Note, including but not limited to principal, interest, fees and expenses payable thereunder, and any reissuance, renewal or extension thereof, and any other sums now or hereafter owing by Borrower to Lender, its successors and assigns, and all other liabilities and obligations of Borrower to Lender, its successors and assigns, thereunder, all of the foregoing hereinafter referred to as the "Obligations."

        Section 2. Continuing Guaranty. This Guaranty is an absolute, unconditional, complete and continuing guaranty of payment and performance of the Obligations, and the obligations of the Guarantor hereunder shall not be released, in whole or in part, by any action or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, other than irrevocable payment and


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performance in full of the Obligations. No notice of the obligations to which this Guaranty may apply, or of any renewal or extension thereof need be given to Guarantor and none of the foregoing acts shall release Guarantor from liability hereunder. Guarantor hereby expressly waives (a) demand of payment, presentment, protest, notice of dishonor, nonpayment or nonperformance on any and all forms of the Obligations; (b) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (c) all other notices and demands of any kind and description relating to the Obligations now or hereafter provided for by any agreement, statute, law, rule or regulation; and (d) any and all defenses of Borrower pertaining to the Obligations except for the defense of discharge by payment. Guarantor shall not be exonerated with respect to its liabilities under this Guaranty by any act or thing except irrevocable payment and performance of the Obligations, it being the purpose and intent of this Guaranty that the obligations constitute the direct and primary obligations of Guarantor and that the covenants, agreements and all obligations of Guarantor hereunder be absolute, unconditional and irrevocable. If any payment received by Lender, its successors or assigns, and applied to the Obligations is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy or insolvency of Guarantor), the Obligations to which such payment was applied shall be deemed to have continued in existence, notwithstanding such application, and the provisions of this Guaranty shall be enforceable as to such Obligations as fully as if such application had never been made. References to amounts "irrevocably paid" and "irrevocable payment" refer to payments that cannot be set aside, recovered, rescinded or required to be returned for any reason.

        Section 3. Other Transactions. Lender is expressly authorized (a) to exchange, surrender or release with or without consideration any or all collateral and security which may at any time be placed with it by Borrower, or to forward or deliver any or all such collateral and security directly to Borrower for collection and remittance or for credit, or to collect the same in any other manner without notice to Guarantor; and (b) to amend, modify, extend or supplement any or all of the Note, the Loan Agreement or other agreement with respect to the Obligations, waive compliance by Borrower with the respective terms thereof and settle or compromise any of the Obligations without notice to Guarantor and without in any manner affecting the absolute liabilities of Guarantor hereunder. The liabilities of Guarantor hereunder shall not be affected or impaired by any failure, delay, neglect or omission on the part of Lender to realize upon any of the obligations of Borrower to Lender, or upon any collateral or security for any or all of the Obligations, nor by the taking by Lender of (or the failure to take or the failure to perfect its security interest in) collateral or security of any kind. No act or omission of Lender, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of Guarantor, shall affect or impair the obligations of Guarantor hereunder.

        Section 4. Borrower's Financial Condition. Guarantor acknowledges its familiarity with the financial condition of Borrower and that Guarantor has executed and delivered this Guaranty based on its own judgment and not in reliance upon any statement or representation of Lender. Lender shall have no obligation to provide Guarantor with any advice whatsoever or to inform Guarantor at any time of Lender's actions, evaluations or conclusions on the financial condition or any other matter concerning Borrower.


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        Section 5. Remedies. All remedies afforded to Lender by reason of this
Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether or not exercised by Lender, shall be deemed to be in exclusion of any of the other remedies available to Lender and shall in no way limit or prejudice any other legal or equitable remedy which Lender may have hereunder and with respect to the Obligations. Mere delay or failure to act shall not preclude the exercise of enforcement of any rights and remedies available to Lender.

        Section 6. Costs and Expenses. Guarantor will pay or reimburse Lender on demand for all out-of-pocket expenses (including in each case reasonable fees and expenses of counsel) incurred by Lender arising out of or in connection with the enforcement of this Guaranty against the Guarantor or arising out of or in connection with any failure of Guarantor to fully and timely perform the obligations of Guarantor hereunder.

        Section 7. Waivers and Amendments. This Guaranty can be waived, modified, amended, terminated or discharged only explicitly in a writing signed by Lender. A waiver so signed shall be effective only in the specific instance and for the specific purpose given.

        Section 8. Notices. Any notice of other communication to any party in connection with this Guaranty shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other party hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first business day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed.

        Section 9. Guarantor Acknowledgments. Guarantor hereby acknowledges that
(a) it has been advised by counsel in the negotiation, execution and delivery of this Guaranty, (b) Lender has no fiduciary relationship to Guarantor, the relationship being solely that of debtor and creditor, and (c) no joint venture exists between Guarantor and Lender.

        Section 10. Governing Law and Construction. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS GUARANTY SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF. Wherever possible, each provision of this Guaranty and any other statement, instrument or transaction contemplated hereby or relating hereto shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the


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remainder of such provision or the remaining provisions of this Guaranty or any other statement, instrument or transaction contemplated hereby or relating hereto.

        Section 11. Consent to Jurisdiction. AT THE OPTION OF LENDER, THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN MINNEAPOLIS, MINNESOTA; AND GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT GUARANTOR COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS GUARANTY, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE-DESCRIBED IF SUCH TRANSFER CAN BE ACCOMPLISHED UNDER APPLICABLE LAW. IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, LENDER AT ITS OPTION SHALL BE ENTITLED TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

        Section 12. Counterparts. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

                                    GUARANTOR:



                                    By /s/ Marcus A. Lemonis
                                      _______________________________________
                                    Name: Marcus A. Lemonis
                                    Title: Chief Executive Officer
                                    Address: 200 East Broward Blvd., Suite 920
                                             Ft. Lauderdale, Florida  33301


Address for Lender:
AGHI Finance Co, LLC
2575 Vista Del Mar Drive
Ventura, CA 93001
Attn:  Paul E. Schedler, Vice President
Facsimile: (805) 667-4151




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